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                                                                   Exhibit 10.18
                                                                   -------------
                               CALGENE II, INC.

                            1996 STOCK OPTION PLAN



              1.   Purposes of the Plan.  The purposes of this 1996 Stock
                   --------------------
         Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees, Consultants and Outside Directors of Calgene II, Inc. (the "Company") and to promote the success of the Company's business.

                   Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

              2.   Definitions.  As used herein, the following definitions
                   -----------
         shall apply:

                   (a)  "Board" shall mean the Committee, if one has been
                         -----
         appointed, or the Board of Directors of the Company, if no Committee is appointed.

                   (b)  "Code" shall mean the Internal Revenue Code of
                         ----
         1986, as amended.

                   (c)  "Committee" shall mean the Committee appointed by
                          --------
         the Board of Directors in accordance with Section 4(a) of the Plan.

                   (d)  "Common Stock" shall mean the Common Stock of the
                         ------------
         Company.

                   (e)  "Company" shall mean Calgene II, Inc., a Delaware
                         -------
         corporation.

                   (f)  "Consultant" shall mean any person who is engaged
                         ----------
         by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services; provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                   (g)  "Continuous Status as an Employee, Consultant or
                         -----------------------------------------------
         Outside Director" shall mean the absence of any interruption or
         ----------------
         termination of service as an Employee, Consultant or Outside Director, as applicable. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted
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         in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                   (h)  "Disinterested Person" shall have the meaning set
                         --------------------
         forth in Rule 16b-3.

                   (i)  "Employee" shall mean any person, including
                         --------
         officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                   (j)  "Exchange Act" shall mean the Securities Exchange
                         ------------
         Act of 1934, as amended from time to time.

                   (k)  "Incentive Stock Option" shall mean an option
                         ----------------------
         intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

                   (l)  "Nonstatutory Stock Option" shall mean an Option
                         -------------------------
         not intended to qualify as an Incentive Stock Option.

                   (m)  "Option" shall mean a stock option granted pursuant
                         ------
         to the Plan.

                   (n)  "Optioned Stock" shall mean the Common Stock
                         --------------
         subject to an Option.

                   (o)  "Optionee" shall mean an Employee, Consultant or
                         --------
         Outside Director who receives an Option.

                   (p)  "Outside Director" shall mean a member of the Board
                         ----------------
         of Directors of the Company who is not an Employee or an employee of Monsanto Company.

                   (q)  "Parent" shall mean a "parent corporation," whether
                         ------
         now or hereafter existing, as defined in Section 425(e) of the Code.

                   (r)  "Plan" shall mean this 1996 Stock Option Plan, as
                         ----
         amended.

                   (s)  "Rule 16b-3" shall mean Rule 16-b3, as promulgated
                         ----------
         by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

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                   (t)  "Share" shall mean a share of the Common Stock, as
                         -----
         adjusted in accordance with Section 10 of the Plan.

                   (u)  "Subsidiary" shall mean a "subsidiary corporation,"
                         ----------
         whether now or hereafter existing, as defined in Section 425(f) of the Code.

              3.   Stock Option to the Plan.  Subject to the provisions of
                   ------------------------
         Section 11 of the Plan, the maximum aggregate number of shares issuable under the Plan is 5,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

                   If an Option should expire or become unexercisable for any reason without having been exercised in full, then the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan.

              4.   Administration of the Plan.
                   --------------------------

                   (a)  Procedure.  The Plan shall be administered by a
                        ---------
         committee (the "Committee") appointed by the Board of Directors. The Committee shall consist of two or more Outside Directors appointed by the Board of Directors, and all Committee members must be Disinterested Persons. The Committee may authorize the Chief Executive Officer of the Company to grant Options to persons other than officers and directors and to fix the terms of such Options within the limitations imposed by this Plan, by the form of option agreement approved by the Committee, and by the authorizing resolutions. The Company shall not grant Options for more than 500,000 shares to any single Optionee in any calendar year.

                   (b)  Powers of the Board.  Subject to Section 5(b),
                        -------------------
         (relating to Option grants to Outside Directors) and subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 7 of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any

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         provisions (including provisions relating to exercise price) of any option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                   (c)  Effect of Committee's Decision.  All decisions,
                        ------------------------------
         determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

              5.   Eligibility.
                   -----------

                   (a) Options may be granted to Employees, Consultants and Outside Directors provided that (i) Incentive Stock Options may be granted only to Employees and (ii) Options may be granted to Outside Directors only in accordance with the provisions of
         Section 5(b) hereof. Subject to Section 5(b) with respect to Outside Directors, an Employee, Consultant or Outside Director who has been granted an option may, if such Employee, Consultant or Outside Director is otherwise eligible, be granted additional Options.

                   (b) All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                        (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of shares to be covered by Options granted to Outside Directors; provided, however, that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive an Option under this Plan.

                        (ii) Each Outside Director who is first elected to the Board of Directors after the adoption of this Plan (other than an Outside Director who was previously a director of Calgene, Inc.) shall be automatically granted on the date of such election (whether by the stockholders or by the Board of Directors) an Option to purchase 10,000 Shares (subject to adjustment as provided in Section 10). On the date of the Annual Stockholders Meeting in each calendar year commencing in 1997, each Outside Director who is elected or re-elected at that meeting shall be automatically granted an Option to purchase 3,000 Shares (subject to adjustment as provided in Section 10); except that no such automatic annual grant shall be made to an Outside Director who is first elected to the Board of Directors at such Annual Meeting (and therefore receives an automatic grant of a 10,000 Share

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         Option) or who was first elected by the Board of Directors within three months prior to such Annual Meeting.

                        (iii)  The terms of each Option granted under this
         Section 5(b) shall be as follows:

                             (A)  the term of the Option shall be ten
                        years;

                             (B)  the Option shall become exercisable
                        cumulatively with respect to one twelfth of the Shares on the last day of each month following the date of grant; provided, however, that in no event shall any Option be exercisable prior to obtaining stockholder approval of the Plan.

                             (C)  the exercise price per share of Common
                        Stock shall be 100% of the Fair Market Value on the date of grant of the Option.

                   (c) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                   (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment by or the rendition of services to the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or services at any time, with or without cause.

              6.   Term of Plan.  The Plan shall become effective upon the
                   ------------
         earlier to occur of its adoption by the Board of Directors or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

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              7.   Exercise Price and Consideration.
                   --------------------------------

                   (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                        (i) In the case of an Incentive Stock Option granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                        (ii) In the case of a Nonstatutory Stock Option granted to any person other than an Outside Director, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant, but if granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant. The exercise price of Options granted pursuant to Section 5(b) shall be 100% of the Fair Market Value on the date of grant of the Option.

                   For purposes of this Section 7(a), in the event that an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.

                   (b) The fair market value shall be determined by the Board in its discretion.

                   (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant), and may consist entirely of (i) cash, (ii) check, (iii) the Optionee's personal interest bearing full recourse promissory note with such terms and provisions as the Board of Directors may authorize, provided that no person who is not an employee of the Company may purchase Shares with a promissory note, (iv) other Shares of Common Stock which (x) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly from the Company, and (y) have a fair market value on the date of surrender (determined

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         without regard to any limitations on transferability imposed by securities laws) equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) having the Company retain from the total number of Shares as to which the Option is exercised that number of Shares having a fair market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; provided however that the method of exercise set forth in this clause (v) shall not be permitted unless the Committee so permits at the time of exercise; (vi) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price; (vii) any combination of such methods of payment; or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

              8.   Options.
                   -------

                   (a)  Term of Option.  The term of each Option shall be
                        --------------
         ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option agreement.

                   (b)  Exercise of Option.
                        ------------------

                        (i)  Procedure for Exercise; Rights as a
                             -----------------------------------
         Shareholder.  Any Option granted hereunder (other than an Option
         -----------
         granted pursuant to Section 5(b) shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                        An Option may not be exercised for a fraction of a Share.

                        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate

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         entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b), the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                        (ii) Termination of Status as an Employee,
                             ------------------------------------
         Consultant or Outside Director.  In the event of termination of an
         ------------------------------
         Optionee's Continuous Status as an Employee, Consultant or Outside Director (as the case may be) for any reason whatever, such Optionee may, but only within such period of time as provided in the Option Agreement, after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option agreement), exercise the Option to the extent that such Employee, Consultant or Outside Director was entitled to exercise the Option at the date of such termination, or if such Employee, Consultant or Outside Director does not exercise such Option (which such Employee, Consultant or Outside Director was entitled to exercise) within the time specified herein, the Option shall terminate.

              9.   Non-Transferability of Options.  Options may not be
                   ------------------------------
         sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or the rules thereunder. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee pursuant to such qualified domestic relations order.

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              10.  Adjustments Upon Changes in Capitalization or Merger.
                   ----------------------------------------------------

                   (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the number of shares of Common Stock referred to in Sections 4(a) and 5(b) of the Plan, and the number of shares of Common Stock subject to each outstanding Option, as well as the price per share of Common Stock covered by each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                   (b) In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                   (c) In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation refuses to assume the Option or substitute an equivalent option, in which case the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. The Option shall be deemed to be assumed if, following the sale of assets or merger, the Option confers the right to purchase, for each share of Optioned Stock subject to the Option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the sale of assets or merger (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of the largest number of the

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         outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation and the Optionee, provide for the per Share consideration to be received upon exercise of the Option to be solely Common Stock of the successor corporation or its Parent equal in fair market value (as of the effective date of the sale of assets or merger) to the per share consideration received by holders of Common Stock in the sale of assets or merger. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

              11.  Time of Granting Options.  The date of grant of an
                   ------------------------
         Option shall, for all purposes, be the date on which the Committee (or its delegate the President as permitted herein) makes the determination granting such Option. Notice of the determination shall be given to each Employee, Consultant or Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

              12.  Amendment and Termination of the Plan.
                   -------------------------------------

                   (a)  Amendment and Termination.  The Committee may amend
                        -------------------------
         or terminate the Plan from time to time in such respects as the Committee may deem advisable; provided that , to the extent necessary to comply with Rule 16b-3 or with Section 422A of the Code (or any other successor or applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation. Notwithstanding the foregoing, neither the provisions of Section 5(b), nor any other provisions pertaining to the automatic option grants to Outside Directors, shall be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act (if applicable) or the rules thereunder.

                   (b)  Effect of Amendment or Termination.  Any such
                        ----------------------------------
         amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

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              13.  Conditions Upon Issuance of Shares.  Shares shall not be
                   ----------------------------------
         issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                   As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

              14.  Reservation of Shares.  The Company, during the term of
                   ---------------------
         this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to permit the exercise of all Options outstanding under the Plan.

                   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

              15.  Option Agreements.  Options shall be evidenced by
                   -----------------
         written Option agreements in such form as the Committee shall approve.

              16.  Information to Optionees.  To the extent required by
                   ------------------------
         applicable law, the Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

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